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                                                            Exhibit 99(2)(n)





            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Registered Public Accounting Firm" and to the incorporation by reference of our report on Global High Income Dollar Fund Inc. dated December 15, 2004 in this Registration Statement (Form N-2 Nos. 333-127896 and 811-07540).




                                                       /s/ ERNST & YOUNG LLP
                                                       ERNST & YOUNG LLP


New York, New York
October 21, 2005